Exhibit 99.16

                                 AGREEMENT

                             SEPTEMBER 11, 2002

     Cavendish Nominees Limited ("CAVENDISH"), Baring Vostok Priviate Equity Fund LP1 ("BVPE 1"), Baring Vostok Private Equity Fund LP2 ("BVPE 2"), Baring Vostok Private Equity Fund LP3 ("BVPE 3"), Baring Vostok Fund Co-Investment LP ("BVFCI"), NIS Restructuring Facility LP ("NIS RESTRUCTURING"), Baring Vostok Fund (GP) LP ("BVF") and Baring Vostok Fund Managers Limited ("BVF MANAGERS") hereby agree, pursuant to Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended (the "ACT"), to file a joint statement on Schedule 13D under the Act in connection with their beneficial ownership of Common Stock, par value $0.01 per share, of Golden Telecom, Inc. This Agreement applies to such Schedule 13D and any subsequent amendments thereto, and shall be included as an Exhibit to such
Schedule 13D and each such amendment.

     Cavendish, BVPE 1, BVPE 2, BVPE 3, BVFCI, NIS Restructuring, BVF and BVF Managers shall each be responsible for the timely filing of the statement and any amendments thereto, and for the completeness and accuracy of the information concerning each of them contained therein, but shall not be responsible for the completeness or accuracy of the information concerning the others.



                          [signature page follows]

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                         CAVENDISH NOMINEES LIMITED

                         By:      /s/ Peter L. Gillson
                                  ----------------------------------------
                         Name:    Peter L. Gillson
                         Title:   Director

                         BARING VOSTOK FUND MANAGERS LIMITED
                         AS MANAGER OF
                         BARING VOSTOK FUND (GP) LP
                         AS GENERAL PARTNER OF
                         BARING VOSTOK PRIVATE EQUITY FUND LP 1

                         By:      /s/ Peter L. Gillson
                                  ----------------------------------------
                         Name:    Peter L. Gillson
                         Title:   Alternate Director to Mrs Connie A.E. Helyar,
                                  Director

                         BARING VOSTOK FUND MANAGERS LIMITED
                         AS MANAGER OF
                         BARING VOSTOK FUND (GP) LP
                         AS GENERAL PARTNER OF
                         BARING VOSTOK PRIVATE EQUITY FUND LP 2

                         By:      /s/ Peter L. Gillson
                                  ----------------------------------------
                         Name:    Peter L. Gillson
                         Title:   Alternate Director to Mrs Connie A.E. Helyar,
                                  Director

                         BARING VOSTOK FUND MANAGERS LIMITED
                         AS MANAGER OF
                         BARING VOSTOK FUND (GP) LP
                         AS GENERAL PARTNER OF
                         BARING VOSTOK PRIVATE EQUITY FUND LP 3

                         By:      /s/ Peter L. Gillson
                                  ----------------------------------------
                         Name:    Peter L. Gillson
                         Title:   Alternate Director to Mrs Connie A.E. Helyar,
                                  Director

                         BARING VOSTOK FUND MANAGERS LIMITED
                         AS MANAGER OF
                         BARING VOSTOK FUND (GP) LP
                         AS GENERAL PARTNER OF
                         BARING VOSTOK FUD CO-INVESTMENT LP

                         By:      /s/ Peter L. Gillson
                                  ----------------------------------------
                         Name:    Peter L. Gillson
                         Title:   Alternate Director to Mrs Connie A.E. Helyar,
                                  Director

                         BARING VOSTOK FUND MANAGERS LIMITED
                         AS MANAGER OF
                         BARING VOSTOK FUND (GP) LP
                         AS GENERAL PARTNER OF
                         NIS RESTRUCTURING FACILITY LP

                         By:      /s/ Peter L. Gillson
                                  ----------------------------------------
                         Name:    Peter L. Gillson
                         Title:   Alternate Director to Mrs Connie A.E. Helyar,
                                  Director

                         BARING VOSTOK FUND MANAGERS LIMITED
                         AS MANAGER OF
                         BARING VOSTOK FUND (GP) LP

                         By:      /s/ Peter L. Gillson
                                  ----------------------------------------
                         Name:    Peter L. Gillson
                         Title:   Alternate Director to Mrs Connie A.E. Helyar,
                                  Director

                         BARING VOSTOK FUND MANAGERS LIMITED

                         By:      /s/ Peter L. Gillson
                                  ----------------------------------------
                         Name:    Peter L. Gillson
                         Title:   Alternate Director to Mrs Connie A.E. Helyar,
                                  Director